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                                                                 EXHIBIT 10.9

                                    ADDENDUM

         This Addendum is entered into as of, and is to be deemed effective, on March 30, 1994 (hereinafter the "Addendum"), between SAM'S CLUB, a division of Wal-Mart, Inc. (hereinafter "Sam's") and JBM RETAIL COMPANY, INC. (hereinafter "Jan Bell").

         WHEREAS, the parties hereto have entered into an Agreement dated July 19, 1993 (the "Agreement"); and

         WHEREAS, Sam's and Jan Bell now desire to amend the Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, Jan Bell and Sam's agree as follows:

         Section 3.,Term. of the Agreement is hereby deleted in its entirety and the following language is inserted in its place:

         3.      Term.

         (a) Subject to the provisions of Section 18, the primary term of this Agreement shall commence on the Commencement Date and shall continue until February 1, 2001 ("Primary Term").

         (b) The Primary Term of this Agreement can be extended for one (1) successive five (5) year period following February 1, 2001 by the party desiring to extend the Agreement giving the other party notice of this desire at least one hundred eighty (180) days prior to the expiration of the Primary Term; however, the receiving party of the notice shall have thirty (30) days to notify the other party in writing of its desire to terminate the Agreement and the Agreement shall be terminated.

         Sections 1. through 2. and 4. through 25. of the Agreement, included and made a part hereof by reference in this Addendum, remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum by their duly authorized officers as of the date set forth above.

JBM RETAIL COMPANY, INC.                           SAM'S CLUB


By: /s/ Alan Lipton                                By: /s/ Dean Sanders
    -----------------                                  -----------------
    Alan Lipton, President                             Dean Sanders
                                                       President and
                                                       Chief Executive
                                                       Officer
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